UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2010

BRIGUS GOLD CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Purdy’s Wharf Tower II Suite 2001, 20th Floor 1969 Upper Water Street Halifax, Nova Scotia	B3J 3R7 Canada
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (902) 422-1421

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consent and Amendment to Project Facility Agreement

On February 20, 2009, Brigus Gold Corp. (which was formerly known as Apollo Gold Corporation and for all purposes of this Form 8-K is referred to as “Brigus”) entered into a Project Facility Agreement (the “Facility Agreement”) with RMB Australia Holdings Limited, an Australian corporation (“RMBAH”), RMB Resources Inc., a Delaware corporation (“Agent”), and Macquarie Bank Limited, an Australian corporation (“Macquarie” and together with RMBAH, the “Financiers”).  In connection with the plan of arrangement between Brigus and Linear Gold Corp. (“Linear”) pursuant to which (i) the businesses of Brigus and Linear would be combined by way of a court-approved plan of arrangement (the “Arrangement”) pursuant to the provisions of the Canada Business Corporations Act (“CBCA”), on March 9, 2010, the Financiers and Agent executed and delivered a consent letter (the “Consent Letter”), pursuant to which, and subject to the terms and conditions of, the Financiers agreed, among other things, to amend certain provisions of the Facility Agreement, including without limitation to incorporate the following revised repayment schedule (the “Consent Letter Repayment Schedule”):

Repayment Date	Repayment Amount
The earlier of two business days following completion of the private placement with Linear and March 19, 2010	$10,000,000
The earlier of July 2, 2010 and the date that is two business days following the consummation of the Arrangement	$10,000,000
The earlier of September 30, 2010 and the date on which the proceeds from any one or more equity raisings following the consummation of the Arrangement equals US$10,000,000	$10,000,000
December 31, 2010	$5,000,000
The remaining repayment dates between March 31, 2011 and March 31, 2013 to be agreed between Brigus and the Agent by no later than September 30, 2010 to reflect the “cashflow model” (as defined under the Facility Agreement) that is approved by the Agent. In the absence of agreement between Brigus and the Agent by September 30, 2010. “secured moneys” (as defined under the Facility Agreement) shall be due and payable on December 31, 2010.	$35,000,000

In addition, pursuant to the Consent Letter, Brigus agreed to:

•
complete the “technical review” of the Black Fox project in a form and substance satisfactory to the Financiers, including, among other things, finalization of a new resource model and life of mine plan by May 31, 2010;

•
deliver a revised “cashflow model” (as defined in the Facility Agreement) to the Agent for review and approval by the Agent  and that otherwise satisfied the requirements of the Facility Agreement by May 31, 2010 (the cashflow model, together with the technical review and the new resource model and the life of mine plan, being referred to herein as the “Deliverables”).

On August 3, 2010, Agent, the Financiers and Brigus entered into a letter agreement (the “Extension Letter”) pursuant to which the Financiers agreed to extend the deadline for delivery of the Deliverables to September 30, 2010, subject to the terms and conditions set forth in the Extension Letter.  In addition, pursuant to the Extension Letter, Brigus and the Financiers also agreed to replace the Consent Letter Repayment Schedule with the following repayment schedule (the “Interim Repayment Schedule”), which is based on an interim cashflow model provided by Brigus to the Financiers on July 19, 2010:

Repayment Date	Repayment Amount
September 30, 2010	$0
December 31, 2010	$5,000,000
March 31, 2011	$4,090,000
June 30, 2011	$4,090,000
September 30, 2011	$4,090,000
December 31, 2011	$4,090,000
March 31, 2012	$4,090,000
June 30, 2012	$4,090,000
September 30, 2012	$4,090,000
December 31, 2012	$4,090,000
March 31, 2013	$4,077,822.49

The Financiers agreement to the Interim Repayment Schedule is subject to the terms and conditions set forth in the Extension Letter, including that it will be replaced by a final repayment schedule that is determined by the Financiers and is in a form and substance satisfactory to the Financiers once a final, approved cashflow model is received and approved by the Financiers.  The parties agreed that if any of the conditions are not satisfied, the Consent Letter Repayment Schedule will apply.

The foregoing descriptions are qualified in their entirety by reference to the Extension Letter attached to this Current Report on Form 8-K as Exhibit 10.1.

Consulting and Severance Agreement with Timothy G. Smith

On July 31, 2010, Brigus entered into letter agreement (the “Consulting and Severance Agreement”) with Timothy G. Smith, Brigus’ Vice President – U.S. and Canadian Operations, pursuant to which the parties agreed that Mr. Smith’s employment with Brigus would be terminated as of July 31, 2010 and that Mr. Smith would provide consulting services from that time until October 31, 2010.  Specifically, Brigus and Mr. Smith agreed as follows:

•	For the period from August 1, 2010 until October 31, 2010 (the “Consulting Period”), Mr. Smith will act as a consultant to assist with the transition of his duties to a new Chief Operating Officer;

•	Brigus will pay Mr. Smith as follows:

o
In consideration for the  consulting services, $50,000, payable in three (3) equal installments for the months of August, September and October, with the payment to be made on the first day of each month;

o	a lump sum payment of $200,000 as severance at or prior to November 1, 2010; and

o
a lump sum payment of $16,994.40 (the “Insurance Payment”), which amount represents twelve (12) months of premium payments for continued health care and life insurance coverage (medial and vision), dental, long term disability and life insurance coverage as such coverage is in effect as of July 31, 2010; provided, however, Brigus shall not have any obligation to pay the Insurance Payment if Mr. Smith terminates his employment prior to July 31, 2010 for any reason.

In addition, pursuant to the Consulting and Severance Agreement, Brigus and Mr. Smith entered into a severance agreement and mutual release substantially in the form thereto as Exhibit A.  Such severance agreement and mutual release contains the terms described above, as well as, among other things, the following:

•
all stock options granted to Mr. Smith and outstanding as of October 31, 2010 will remain exercisable until the earlier to occur of (i) such option’s normally scheduled expiration date and (ii) July 31, 2011;

•	mutual releases of claims by each party against the other party; and

•	other customary representations, warranties and covenants regarding, among other things, confidentiality, non-solicitation of employees and business relations and non-disparagement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

10.1	Extension Letter, dated August 3, 2010, among Brigus Gold Corp., Brigus Gold ULC, RMB Resources Inc., RMB Australia Holdings Limited and Macquarie Bank Limited

10.2	Letter Agreement, dated July 31, 2010, between Brigus Gold Corp. and Timothy G. Smith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2010

BRIGUS GOLD CORP.

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President – Finance and Corporate Development